UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2014

ENOVA INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Jackson Boulevard

Chicago, Illinois 60606

(Address of principal executive offices, including zip code)

(312) 568-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in Item 7.01 of this Form 8-K, “Regulation FD Disclosure,” regarding certain results for the twelve months ended September 30, 2014 for Enova International, Inc. (the “Company”) is incorporated herein by reference in this Item 2.02.

The information contained in, or incorporated by reference into, this Item 2.02 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 REGULATION FD DISCLOSURE.

On November 11, 2014, David A. Fisher, the Company’s President & Chief Executive Officer, and Robert S. Clifton, the Company’s Vice President—Chief Financial Officer and Treasurer, will lead an investors’ presentation. A copy of the presentation slides are furnished as Exhibit 99.1 to this report.

The information contained in, or incorporated by reference into, this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

By:	/s/ Lisa M. Young
Lisa M. Young
Vice President - General Counsel & Secretary

November 11, 2014

EXHIBIT INDEX

Exhibit No.	Document

99.1	Investor presentation slides